SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Western Asset Intermediate Muni Fund Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Special Meeting of Stockholders

Western Asset Intermediate Muni Fund Inc.

Text Templates

Western Asset Intermediate Muni Fund Inc. (Ticker: SBI): Your vote is needed for the Special Meeting. Stockholders are being asked to approve a merger of SBI into Western Asset Managed Municipals Fund Inc (Ticker: MMU). Vote now by calling 1-888-745-7660 and providing reference number <Ref ID> to vote your shares.

– Computershare Fund Services, Western Asset Intermediate Muni Fund proxy solicitor

Reply STOP to opt out of text messages only.

Western Asset Intermediate Muni Fund Inc. (Ticker: SBI): Your vote is needed for the Special Meeting. Vote now by calling 1-888-745-7660 and providing reference number <Ref ID> to vote your shares.

– Computershare Fund Services, Western Asset Intermediate Muni Fund proxy solicitor

Reply STOP to opt out of text messages only.